SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   -------------------------------------------
                          POPSTAR COMMUNICATIONS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
         0-11.

          (1)  Title of each class of securities to which transaction applies:
          --------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
          --------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          --------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
          --------------------------------------------------------------------
          (5)  Total Fee Paid:
          --------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:
           --------------------------------------------------------------------
           (2) Form, Schedule or Registration Statement No.:
           --------------------------------------------------------------------
           (3) Filing Party:
           --------------------------------------------------------------------
           (4) Date Filed:
           --------------------------------------------------------------------

[POPSTAR LOGO]         [MAX FAX IT LOGO][UNIFIED MESSAGING EMAIL FAX VOICE LOGO]
[MESSAGING TO THE MAX]
================================================================================

May 30, 2001

Dear Shareholders of POPstar Communications, Inc.:

I am pleased to invite you to the Annual Meeting of Shareholders of POPstar Communications, Inc. ("POPstar" or the "Company"). The meeting will be at 10:00 a.m. (local time) on Monday, June 18, 2001 at Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

     1. To elect four (4) directors to the Board of Directors of POPstar for the following year;

     2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the 2001 fiscal year; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The agenda for this year's meeting includes the aforementioned items, each of which is identified and described in the enclosed proxy statement. You also will have the opportunity to hear what has happened in our business during the past year and to ask questions. I encourage you to read the proxy statement carefully.

You will find other detailed information about POPstar and our operations in the
enclosed  Annual  Report  on  Form  10-KSB,   including  our  audited  financial
statements.

I am delighted you have chosen to invest in POPstar and hope that, whether or not you plan to attend the Annual Meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. If you do not attend in person, voting by written proxy will ensure your representation at the Annual Meeting.

We hope you can join us on Monday, June 18, 2001.

Sincerely,

By /s/ John McDermott

John McDermott
President, Chief Operating Officer and Director
--------------------------------------------------------------------------------
POPstar Communications, Inc.
107 East 3rd Avenue, Vancouver, BC, Canada V5T 1C7
Tel: 604-872-6608; Fax: 604-872-6601              URL address: www.pop-star.net
                                                               ----------------

[POPSTAR LOGO]         [MAX FAX IT LOGO][UNIFIED MESSAGING EMAIL FAX VOICE LOGO]
[MESSAGING TO THE MAX]
================================================================================

May 30, 2001
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THE 18th DAY OF JUNE, 2001

Dear Shareholders of POPstar Communications, Inc.:

     On June 18, 2001, POPstar Communications, Inc. (the "Company") will hold its annual meeting of shareholders at Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326. The annual meeting will begin at 10:00 a.m. (local time). Only shareholders who owned stock at the close of business on the record date, April 30, 2001, can vote at this meeting or any adjournments of the meeting that may take place. At the annual meeting we will ask you to:

Proposal 1: Elect four directors to our Board of Directors to serve for terms as ---------- more fully described in the accompanying proxy statement;

Proposal 2: To ratify the appointment of KPMG LLP as the Company's independent ---------- auditors for the 2001 fiscal year;

Proposal 3: To consider and vote on such matters as may be properly presented at ---------- the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED SLATE OF DIRECTORS DESCRIBED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

At the meeting, we will also report on our 2000 business results and other matters of interest to shareholders.

To assure your representation at the annual meeting, you are urged to complete, sign, date, and return the enclosed proxy card as soon as possible in the enclosed envelope. Your stock will be voted in accordance with the instructions you give on your proxy card. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

The approximate date of mailing for this proxy statement and accompanying proxy card(s) is on or about May 30, 2001.

BY ORDER OF THE BOARD OF DIRECTORS

By /s/ Don Lau

Don Lau
SECRETARY AND TREASURER

Please  note  that   attendance  at  our  annual  meeting  will  be  limited  to shareholders as of the record date, or their authorized representatives, and guests invited by the Company.

--------------------------------------------------------------------------------
POPstar Communications, Inc.
107 East 3rd Avenue, Vancouver, BC, Canada V5T 1C7
Tel: 604-872-6608; Fax: 604-872-6601              URL address: www.pop-star.net
                                                               ----------------

                          POPstar Communications, Inc.
                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The Board of Directors of POPstar Communications, Inc. (the "Company") is sending you this proxy statement in connection with its solicitation of proxies for use at POPstar's 2001 annual meeting of shareholders. The annual meeting will be held at the Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326 on Monday, June 18, 2001 at 10:00 a.m. (local time). We intend to give or mail to shareholders definitive copies of this proxy statement and accompanying proxy card(s) on or about May 30, 2001.

RECORD DATE AND OUTSTANDING SHARES

     Only those shareholders who owned common stock at the close of business on April 30, 2001, the record date for the annual meeting, can vote. At that date, there were 21,952,000 issued and outstanding shares of common stock.

QUORUM

     A quorum for the annual meeting is a majority of the outstanding shares of common stock present, whether in person or by proxy, and entitled to vote, at the annual meeting. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

REVOCABILITY OF PROXIES

     If you give your proxy to us, you have the power to revoke it at any time before it is exercised. Your proxy may be revoked by:

- notifying the Secretary of the Company in writing before the annual meeting;

- delivering to the Secretary of the Company before the annual meeting a signed proxy with a later date; or

-    attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

     We will bear the cost of soliciting proxies from our shareholders. The Company has incurred minimal costs related to this proxy solicitation to date, but anticipates it will incur approximately $1,000.00 in the future related to the proxy preparation, distribution and collection process. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or otherwise. Our directors, officers and employees will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for the reasonable expenses they incur in forwarding the material.

VOTING

     You are entitled to one vote for each share of common stock you hold. For the election of directors, the directors who receive the greatest number of affirmative votes cast by holders of common stock present, in person or by proxy, and entitled to vote at the annual meeting, will be elected to the Board.

     If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any direction given, your shares will be voted in accordance with our recommendation. We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in the proxy statement and the accompanying notice of annual meeting of shareholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

     Abstention and broker non-votes will have no effect on the proposals to be voted on at the annual meeting since they will not represent votes cast at the annual meeting for the purpose of voting on such proposals.

     If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     Four directors will be elected at the 2001 Annual Meeting and each director will hold office until the next annual meeting of shareholders and until their successor shall have been elected and qualified.

     At each annual meeting of shareholders, successor directors will be elected to replace those directors whose terms have expired.

     Biographical information regarding each of the nominees for the Board of Directors is set forth below. There are no family relationships among any of our directors or executive officers. Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for such nominees. Although the Board of Directors anticipates that the four nominees will be available to serve as our directors, if any of them should be unwilling or unable to serve, the persons named as proxies will vote for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

NOMINEES FOR ELECTION

Thompson Chu      CEO and Chairman of the Board of Directors

Thompson Chu (42) has served as the Company's Chairman of the Board of Directors since July 13, 1999 and was appointed Chief Executive Officer on April 25, 2001. Mr. Chu has been the Chairman and a Director of our subsidiary, POPstar Global Communications Inc., a British Virgin Islands company ("POPstar-BVI"), since its inception in December 1998. Since 1989, Mr.

Chu has been the Chief Executive Officer of TGI Technologies Ltd., a high technology manufacturing and research and development company. Mr. Chu has considerable management experience in the trading and telecommunications industries in North America, China and South East Asia. Mr. Chu has an MBA with distinction from INSEAD in France and an MSc in Science-Business Administration from the University of British Columbia.

John McDermott    President, COO and Director

John McDermott (65) has served as the Company's President and a member of its Board of Directors since July 13, 1999 and has served as the Company's Chief Operating Officer since April 25, 2001. Since August 1989, Mr. McDermott has been President of TGI Technologies Ltd. From 1978 to 1986, Mr. McDermott was an Executive Vice President at Glenayre Electronics in Vancouver, a Radio Paging, Radio Telephone and Voice Mail company. Prior to that, Mr. McDermott was Vice President of Marketing at Rockwell Wescom in Chicago. Mr. McDermott also held an engineering position with British Telecom and Alberta Government Telecom. He holds an engineering degree from Liverpool, UK.

Yong Kiat Rickie Tang    Director

Yong Kiat Rickie Tang (42) has served as a member of the Company's Board of Directors since July 13, 1999. Prior to that date, Mr. Tang has been a director of POPstar-BVI since March 29, 1999. Since July 1992, Mr. Tang has been the President and Chief Executive Officer of Kemayan Corporation Berhad, a conglomerate listed on the Main Board of the Kuala Lumpur Stock Exchange in Malaysia. Mr. Tang holds a Bachelor of Science degree with Honors in EstateManagement from the National University of Singapore and a Graduate Diploma inMarketing from the Marketing Institute of Singapore.

Tung Keung Hon    Nominee for Director

Mr. Tung Keung Hon (42) has not previously served as a member of the Company's Board of Directors. Since April 19, 2001, Mr. Hon has been a director of netalone.com Limited, a company listed on the Stock Exchange of Hong Kong.
netalone.com Limited is an integrated Internet investment, operation and services company. Before becoming a director of netalone.com Limited, Mr. Hon has served as the Chairman of the Board of Directors and the President of Leap Technologies Inc. and has over 5 years of experience in enterprise management. In addition, he has been involved in the management of various high-tech companies. Mr. Hon holds a master's degree in Business Administration from La Trobe University in Australia.

The four nominees named above are the nominees of certain shareholders of the Company pursuant to the Nominee Directors Agreement described in greater detail below under "Certain Relationships and Related Transactions."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

INFORMATION ON COMPENSATION AND AUDIT COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

Report  of the Board of Directors on Executive Compensation

     We do not currently have a compensation committee.

     During 2000, our Board of Directors was responsible for establishing compensation policy and administering the compensation programs of our executive officers.

     The amount of compensation paid by us to each of our directors and officers and the terms of those persons' employment is determined solely by the Board of Directors, except as otherwise noted below. In the past, our President has negotiated all executive salaries on our behalf, subject to final approval by our Board of Directors. We believe that the compensation paid to our directors and officers is fair to the Company.

     Our Board of Directors believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service to us or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

     In addition, the Company has also not established a nominating committee or audit committee. The Board of Directors and/or senior management made decisions relating to audit(s) and nominations. It is the intention of the Board of Directors to organize and establish a compensation committee and an audit committee as soon as practicable following the 2001 annual meeting.

     The purpose of a compensation committee will be to establish and review the compensation and benefits of executive officers, consider incentive compensation plans for employees and carry out duties assigned to the committee under option plans and employee stock purchase plan.

     The purpose of an audit committee will be to make recommendations to the Board of Directors regarding the selection and retention of independent auditors, review the scope and results of the audit with the independent auditor and management, and review and evaluate the audit and control functions.

Audit Report of the Board of Directors

     As part of fulfilling its responsibilities, our Board of Directors reviewed and discussed the audited consolidated financial statements for year ended December 31, 2000 with management and discussed those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with our independent auditors. The Board of Directors received the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee) from KPMG LLP ("KPMG"), and discussed that firm's independence with representatives of the firm.

     Based upon the Board of Director's review of the audited consolidated financial statements and its discussions with management and our independent auditors, the Board or Directors included the audited consolidated financial statements for the year ended December 31, 2000 in this Annual Report.

Audit Fees

     An aggregated amount of $34,000 was billed by KPMG for services rendered in connection with the audit of our December 31, 2000 financial statements and the review of interim financial statements included in our quarterly reports filed on Form 10-QSB for the year 2000.

Financial Information Systems Design and Implementation Fees

     No fees were billed in year 2000 by KPMG for services related to financial information systems design and implementation fees.

All Other Fees

     The aggregate fees billed for services rendered in year 2000 by KPMG, other than the services covered in the paragraphs above totaled $4,267 for services related to the preparation of our 1999 US tax return and the attendance of KPMG at the annual meeting of shareholders in June 2000.

Meetings of the Board

     During 2000, there were 3 meetings of the board of directors. Three of POPstar's directors attended all of the board meetings and one director attended two of the three board meetings held in 2000 during that director's service on the board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership of our common stock as of April 30, 2001 for:

     -    each officer and director;

     -    all our directors and executive officers as a group; and

     - each person or group that we know owns more than 5% of our common stock.

                     SHARES OF POPSTAR COMMUNICATIONS, INC.

                 ---------------------------------------------------------------------------------------------------------------
                                                                                  Amount and Nature of     Percentage of Class
                  Class of Stock     Name and Address of Beneficial Owner         Beneficial Ownership
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       John McDermott, Director (1)                        284,000                       1.3%
                                    107 East 3rd Avenue
                                    Vancouver, BC Canada V5T 1C7
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Thompson Chu, Director (2)                          150,000                         *
                                    107 East 3rd Avenue
                                    Vancouver, BC Canada V5T 1C7
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Yong Kiat Rickie Tang, Director (3)               2,000,000                       9.1%
                                    335 Bukit Timah Road #10-02
                                    Singapore 259718
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Tung Keung Hon, Nominee for Director (4)          3,000,000                      12.8%
                                    23rd Floor, 3 Lockhart Road
                                    Wan Chai, Hong Kong
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Don Lau, Secretary and Treasurer (5)                 67,000                         *
                                    107 East 3rd Avenue
                                    Vancouver, BC Canada V5T 1C7
                 ---------------------------------------------------------------------------------------------------------------
                                    Officers and Directors, as a group                5,501,000                      22.9%
                                    (5 persons)
                 ---------------------------------------------------------------------------------------------------------------
                 5% Shareholders
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Pang Lin Choi (6)                                 8,525,000                      38.8%
                                    2702-6 Lucky Commercial Centre
                                    103-9 Des Voeux Road West
                                    Hong Kong
                 ---------------------------------------------------------------------------------------------------------------
                 Common Stock       Golden Harvest Overseas Limited                   1,500,000                       6.8%
                                    28 USJ 2/5K, 47600 Subang Jaya
                                    Selangor, Malaysia
                ----------------------------------------------------------------------------------------------------------------


                                                                              Amount and Nature of         Percentage of Class
                 Class of Stock     Name and Address of Beneficial Owner      Beneficial Ownership
                 --------------------------------------------------------------------------------------------------------------
                 Common Stock       innovestor.com Limited (7)                       3,000,000                      12.8%
                                    23rd Floor, 3 Lockhart Road
                                    Wan Chai, Hong Kong
                 --------------------------------------------------------------------------------------------------------------
                 Common Stock       iTeleway (8)                                     1,500,000                       6.6%
                                    Room 802, Tower I
                                    Harbour Ctr 1 Hok Cheung Street
                                    Hunghom, Hong Kong
                --------------------------------------------------------------------------------------------------------------
                 Common Stock       Kemayan E.C. Hybrid Ltd. (9)                     2,000,000                       9.1%
                                    335 Bukit Timah Road #10-02
                                    Singapore 259718
                 --------------------------------------------------------------------------------------------------------------
                 Common Stock       Johnson Chun Shun Ko (10)                        3,332,500                      14.2%
                                    Rm. 6301-06, The Center
                                    99 Queen's Road Central
                                    Hong Kong
                --------------------------------------------------------------------------------------------------------------
                 Common Stock       Prime Star Asia Ltd.(11)                         1,500,000                       6.6%
                                    GPO Box 4152
                                    Hong Kong
                 --------------------------------------------------------------------------------------------------------------
                 Common Stock       Stargate Trust                                   1,525,000                       6.9%
                                    1, Osmanthus Road,
                                    Yau Yat Chuen
                                    Kowloon, Hong Kong
                 --------------------------------------------------------------------------------------------------------------
                 Common Stock       Universal Appliances Limited (12)                3,000,000                      12.8%
                                    Rm. 6301-06, The Center
                                    99 Queen's Road Central
                                    Hong Kong
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
* Less than 1%

     (1) Includes 284,000 shares of common stock subject to vested and currently exercisable options owned directly by the reporting person.

     (2) Includes 100,000 shares of common stock subject to vested and currently exercisable options owned directly by the reporting person; 37,500 shares of common stock subject to vested and currently exercisable options and 12,500 shares of common stock owned by Mrs. Ida Chu, spouse of Thompson Chu.

     (3) Denotes shares held indirectly by Mr. Tang which are held by Kemayan E.C. Hybrid Ltd. Mr. Tang is a principal of Kemayan E.C. Hybrid Ltd. For details, refer to (9) below.

     (4)  Denotes  shares  held   indirectly  by  Tung  Keung  Hon  as  held  by
          innovestor.com Limited. Mr. Hon has sole or shared voting or investment power over innovestor.com Limited. For details, refer to
          (7) below.

     (5) Denotes common stock subject to vested and currently exercisable options owned by the reporting person.

     (6) Denotes shares held by Mr. Pang Lin Choi (as trustee of each of the John McDermott and Thompson Chu Family Trusts). The John McDermott Family Trust holds 2,000,000 shares. The Thompson Chu Family Trust holds 6,525,000 shares. Mr. Choi, as trustee, holds sole voting and investment rights with respect to the John McDermott and Thompson Chu Family Trusts shares. The agreements pursuant to which Mr. Choi holds such rights can be terminated upon written notice from the beneficiaries of the Thompson Chu and John McDermott Family Trusts.

     (7) Includes 1,500,000 shares of common stock subject to vested and currently exercisable options owned by the reporting person and 1,500,000 shares of common stock. innovestor.com Limited is a wholly owned subsidiary of netalone.com Limited, which is controlled by Leap Technologies Inc. Mr. Tung Keung Hon controls Leap Technologies Inc.

     (8) Includes 750,000 shares of common stock subject to vested and currently exercisable options owned by the reporting person and 750,000 shares of common stock.

     (9) Denotes shares held directly by Kemayan E.C. Hybrid Ltd. Mr. Tang, a director of our company, has sole voting and investment rights over Kemayan E.C. Hybrid Ltd.


     (10) Denotes 332,500 shares held directly and 3,000,000 shares held indirectly by Johnson Ko. Mr. Ko has sole or shared voting or investment power over Universal Appliances Limited, which owns 100% of iTeleway Inc. and Prime Star Asia Limited. Refer to (8), (11), and
          (12).


     (11) Includes 750,000 shares of common stock subject to vested and currently exercisable options owned by the reporting person and 750,000 shares of common stock.


     (12) Denotes shares indirectly held by Universal Appliances Limited (UAL); UAL owns 100% of iTeleway Inc. and Prime Star Asia Limited and Mr. Johnson Ko has sole or shared voting and investment power over UAL.


     We believe that the beneficial owners of securities listed above, based on information furnished by the owners, have sole investment and voting power over the shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options, but are not deemed outstanding for purposes of computing the percentage of any other person. The preceding table, therefore, includes information regarding shares issuable under stock options exercisable within 60 days for the following persons and in the following share amounts:
John McDermott, options exercisable for 284,000; Thompson Chu, options exercisable for 137,500; innovestor.com Limited, options exercisable for 1,500,000 shares; Don Lau, options exercisable for 67,000 shares; and all directors and executive officers as a group, options exercisable for 1,988,500 shares.

EXECUTIVE COMPENSATION

     The following table sets forth all annual and long term compensation for services in all capacities to POPstar and its subsidiaries for the three most recently completed financial years in respect of each of the individuals who were as at December 31, 2000, awarded to, earned by or paid to the President and each of our most highly compensated executive officers.




                                               SUMMARY COMPENSATION TABLE
                                       Annual Compensation                    Long Term Compensation
                                                                                 Awards          Payouts
                                                                                     Securities               All Other
  Name and                                             Other Annual    Restricted    Underlying    LTIP     Compensation
  Principal        Year       Salary     Bonus         Compensation     Stock        Options      Payouts      ($)
  Position                       ($)       ($)            ($)           Awards         (#)         ($)
John               2000      100,000        0          5,600(1)           0          100,000        0           0
McDermott          1999       83,333        0          5,600(2)           0          250,000        0           0
(President)        1998            0        0             0               0                0        0           0

Thompson Chu       2000      100,000        0          5,600(3)           0          100,000        0           0
(Chairman of       1999       50,000        0          5,600(4)           0                0        0           0
the Board)         1998            0                      0               0                0        0           0

Don Lau            2000       57,600        0             0               0           50,000        0           0
(Secretary &       1999       48,000        0             0               0           50,000        0           0
Treasurer)         1998            0        0             0               0                0        0           0

(1) Denotes sums paid Mr. McDermott pursuant to his employment agreement for car allowance.
(2) Denotes sums paid Mr. McDermott pursuant to his employment agreement for car allowance.
(3) Denotes sums paid Mr. Chu pursuant to his employment agreement for car allowance.
(4) Denotes sums paid Mr. Chu pursuant to his employment agreement for car allowance.


Options Granted During the Most Recently Completed Financial Year

     The Company grants, and has in the past granted, to directors, officers, and employees of the Company options to purchase common shares. Options are granted based on the assessment by the Board of Directors of the Company of the optionee's past and present contribution to the success of the Company. See "Amended 1999 Stock Option Plan" below, for additional terms related to the Company's options.

     The following table sets out information with respect to all stock options granted or renegotiated to executive officers and directors the Company for the fiscal year ended December 31, 2000:

                                               OPTION GRANTS IN 12-MONTH
                                             PERIOD ENDED DECEMBER 31, 2000

                                                  (Individual Grants)
                                                     Percent of Total
                            Number of Securities     Options Granted to      Exercise or
                              Underlying Options       Employees in          Base Price          Expiration Date
          Name                 Granted (#)             Fiscal Year            ($/Sh)
John McDermott                    34,000                  5.6%                 $2.00              May 23, 2002
                                  33,000                  5.4%                 $2.00              May 23, 2003
                                  33,000                  5.4%                 $2.00              May 23, 2004
Thompson Chu                     100,000                  16.4%                $2.00            December 31, 2001
Don Lau                           17,000                  2.8%                 $2.00              May 12, 2002
                                  17,000                  2.8%                 $2.00              May 12, 2003
                                  16,000                  2.6%                 $2.00              May 12, 2004

Aggregated Option Exercises

     The following table sets forth details of all exercised stock options during the most recently completed financial year by each of the Executive Officers and directors and the financial year end value of unexercised in-the-money options on an aggregated basis.

                                         AGGREGATED OPTION EXERCISES IN 12-MONTH
                                             PERIOD ENDED DECEMBER 31, 2000
                                          AND DECEMBER 31, 2000 OPTIONS VALUES

                                                         Number of Unexercised           Value of Unexercised
                      Shares                            Securities Underlying Options    In-The-Money Options at
                    Acquired on    Value Realized       at December 31, 2000 (#)         December 31, 2000 ($)
         Name      Exercise (#)          ($)           Exercisable/Unexercisable       Exercisable/Unexercisable
John McDermott           0                0                   0 / 250,000                   0/$497,500
John McDermott           0                0                   0 / 34,000                          Nil
John McDermott           0                0                   0 / 33,000                          Nil
John McDermott           0                0                   0 / 33,000                          Nil

Thompson Chu             0                0                   0 / 100,000                         Nil
Don Lau                  0                0                   0 / 50,000                          Nil
Don Lau                  0                0                   0 / 17,000                          Nil
Don Lau                  0                0                   0 / 17,000                          Nil
Don Lau                  0                0                   0 / 16,000                          Nil


Compensation of Directors

     During the 2000 fiscal period, directors of the Company who were not officers each received a director's fee of $15,000 per annum. The payment was not pro rated. In addition, we reimburse our directors for all reasonable expenses incurred in connection with their attendance at Board meetings. No options were granted to outside directors in their capacity as directors during 2000.

Amended 1999 Stock Option Plan

     We administer an Amended 1999 Stock Option Plan (the "1999 Plan"), an employee benefit program that allows participants to buy or receive shares of common stock. The purpose of the 1999 Plan is to enhance the long-term shareholder value of POPstar by offering opportunities to selected individuals to participate in POPstar's growth and success. The 1999 Plan is to be administered by the compensation committee of the Board of Directors, except to the extent the board of directors appoints another committee or committees consisting of two or more members of the Board of Directors. The Chief Executive Officer or President of POPstar may also make grants to employees of POPstar, subject to limits specifically prescribed by the Board of Directors. The plan administrator has the full and exclusive power to interpret the 1999 Plan and to establish the rules for its operation, including the power to select the individuals to be granted awards and to determine the form, amount and other terms and conditions of such awards. The Board of Directors currently acts as the plan administrator.

     The 1999 Plan permits us to grant both stock options and awards of common stock, which may or may not be subject to certain restrictions, to our employees, directors, officers, consultants, agents, advisors and independent contractors. Incentive stock options may be granted to employees only. A total of 2,000,000 shares are issuable under the 1999 Plan.

     Unless otherwise provided by the plan administrator, and to the extent required by law for incentive stock options, options generally will expire on the earliest of:

     -   ten years from the date of grant;

     - one year after the optionee's retirement, death, disability or termination without cause;

     -   notice to the optionee of termination for serious cause; and

     -   thirty days after other terminations.

     Unless otherwise specified by the plan administrator, options vest one-third after the first year from the date of grant and an additional one-third after the second year from the date of the grant and the remaining one-third after the third year so that options are fully vested 36 months from the date of grant.

     The option exercise price may be paid in cash or by check, or, unless the plan administrator determines otherwise, by tendering shares of common stock that the optionee has owned for at least six months, by a broker-assisted cashless exercise or by such other consideration as the plan administrator may permit.

     The plan administrator is authorized under the 1999 Plan to issue shares of common stock to eligible participants with terms, conditions and restrictions established by the plan administrator in its sole discretion. Restrictions may be based on continuous service with POPstar or the achievement of performance goals and may also include repurchase or forfeiture rights in favor of POPstar. Holders of restricted stock are shareholders and have, subject to established restrictions, all the rights of shareholders with respect to such shares.

     Except as otherwise determined by the plan administrator, no options or stock awards are assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution and, during the holder's lifetime, may be exercised only by the holder.

     The plan administrator will make proportional adjustments in (a) the maximum number and kind of securities subject to the 1999 Plan, (b) the maximum number and kind of securities that may be subject to awards to any participant and (c) the number and kind of securities that are subject to any outstanding awards and the per share price of such securities, without any change in the aggregate exercise or purchase price.

     Unless individual letter agreements provide otherwise, in the event of certain corporate transactions, such as a merger or sale of POPstar, each outstanding award will automatically accelerate and become 100% vested and exercisable immediately before the corporate transaction, unless (a) the option is assumed, continued or replaced with a comparable award by the successor corporation or the parent of the successor corporation or (b) acceleration will render unavailable "pooling of interest" accounting for a transaction that otherwise qualifies for this accounting treatment. Any option that is assumed, continued or replaced with a comparable award in the corporate transaction will accelerate if the holder's employment or services are terminated by the successor corporation without cause or by the holder voluntarily with good reason within two years of the corporate transaction.

     The 1999 Plan may be modified, amended, or terminated by the Board of Directors at any time, except that an amendment or modification will not affect previously granted awards without a participant's consent. Shareholder approval is required for any amendment that increases the number of shares subject to the 1999 Plan, changes the persons eligible to receive options, or which is otherwise subject to shareholder approval under any applicable law or regulation.

Employment Contracts

     On July 20, 1999, the Company entered into a three-year Employment Agreement with John McDermott, the Company's President, whereby the Company will pay Mr. McDermott an annual salary of $83,333 (reviewed annually). The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. McDermott and his family and annual automobile allowance of $5,600 for business use. With effect from January 1, 2000, Mr. McDermott's annual salary was revised to $100.000.

     On July 20, 1999, the Company entered into a two-year Employment Agreement with Thompson Chu, the Company's Chairman of the Board, whereby the Company will pay Mr. Chu an annual salary of $50,000 (reviewed annually) as compensation for his duties as executive chairman of the Company. The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. Chu and his family. With effect from January 1, 2000, Mr. Chu's annual salary was revised to $100,000.

     On July 20, 1999, the Company entered into a two-year Employment Agreement with Don Lau, the Company's Secretary and Treasurer, whereby the Company will pay Mr. Lau an annual salary of $48,000 (reviewed annually). The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. Lau and his family. With effect from January 1, 2000, Mr. Lau's annual salary was revised to $59,600.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and officers, and persons who own more than 10% of a registered class of our securities, to file with the Securities and Exchange Commission initial reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the year ended December 31, 2000, our officers, directors and greater-than-10% shareholders filed as set out in the table below:

-------------------------------------------------------------------------------------------------------------------
            Name               Reporting Person               Form 3/ # of      Form 4/ # of         Form 5/ # of
                                                              transactions      transactions         transactions
-------------------------------------------------------------------------------------------------------------------
John McDermott                 President and Director         n/a                Late/1              n/a
-------------------------------------------------------------------------------------------------------------------
Thompson Chu                   Chairman                       n/a                Late/1              n/a
-------------------------------------------------------------------------------------------------------------------
Don Lau                        Secretary and Treasurer        n/a                Late/1              n/a
-------------------------------------------------------------------------------------------------------------------
William Wing Yan Lo            Director                       Late/1             n/a                 n/a
-------------------------------------------------------------------------------------------------------------------
Yong Kiat Rickie Tang          Director                       n/a                Late/1              n/a
-------------------------------------------------------------------------------------------------------------------
Pang Lin Choi                  Beneficial owner of more       n/a                n/a                 n/a
                               than ten percent
-------------------------------------------------------------------------------------------------------------------
Universal Appliances Limited   Beneficial owner of more       Late/1             n/a                 n/a
(Johnson Ko)                   than ten percent
-------------------------------------------------------------------------------------------------------------------

Executive Officers and Key Employees

     The following table sets forth the names and ages of our executive officers and key employees, the principal offices and positions with us held by each person and the date such person became our executive officer or key employee. The executive officers are elected annually by the Board of Directors. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

         The executive officers of our company are as follows:

Name                   Age        Positions

John McDermott         65         President and COO
Thompson Chu           42         CEO and Chairman
Don Lau                43         Secretary and Treasurer

     Biographies for John McDermott and Thompson Chu are provided above, under "Nominees for Election."

     Don Lau (43) has served as our Secretary and Treasurer since July 13, 1999. Since January 1, 1999, Mr. Lau has been Vice President, Corporate Finance of POPstar-BVI. Between September 1995 to December 1998, Mr. Lau was Vice President, Corporate Finance for Tradeglobe Consulting Ltd., an international trade consulting and management company. Between November 1991 to July 1995, Mr. Lau was Managing Director, Corporate Finance of The Nikko Securities Co. Limited in Hong Kong, where he was responsible for the equity origination, merger, and acquisition business of Nikko Securities in Hong Kong. Mr. Lau has over 15 years experience in senior corporate finance positions with Bankers Trust, Nikko Securities and Schroders in Asia. Mr. Lau holds an MBA degree from the University of British Columbia and a Bachelors degree in Business Administration from Acadia University in Eastern Canada. Mr. Lau dedicates his full business time to our operations.

Certain Relationships and Related Transactions

     On January 11, 1999, our wholly owned subsidiary, POPstar-BVI, entered into a licensing agreement and a services agreement with TGI Technologies Ltd. ("TGI"), for the licensing and service of the IP technology termed Enroute. Mr. John McDermott and Mr. Thompson Chu are officers of POPstar and are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Yong Kiat Rickie Tang are directors of TGI.

     Under the terms of the services agreement, TGI will provide us with technical assistance, software development, marketing, management and other services, as required. We are charged based on TGI's direct and indirect costs of the services provided plus 15%. During fiscal 2000 and 1999, we incurred service fees, including the 15%, under this agreement totaling $938,495 and $1,062,139, respectively. The fees paid to TGI in 1999 included salaries paid to employees, which subsequently became our employees and whose salaries are included in our compensation expenses for 2000.

     On March 15, 1999, our wholly owned subsidiary POPstar-Asia Pacific entered into an oral month-to-month lease arrangement for the lease of approximately 1,000 square feet of executive offices located at Westlands Centre, Room 908, 20 Westlands Road, Quarry Bay, Hong Kong to serve as a sales, marketing, and technical support facility for our Asian operations at a rental rate of $2,000 per month. This arrangement was formalized on July 1, 2000 for a term of twelve calendar months commencing July 1, 2000 at the equivalent monthly rental of $2,000 (exclusive of any extraordinary charges or management fees). The leased premises are owned by Easewell Management Ltd., a company beneficially owned by Mr. Thompson Chu, our Chairman of the Board. During fiscal 2000 and 1999, we incurred rental expenses pursuant to this arrangement of $24,000 and $19,000 respectively. During fiscal 2000 and 1999, there were no extraordinary charges or management fees required to be paid hereunder.

     On March 30, 1999, our wholly owned subsidiary POPstar-BVI entered into an unsecured promissory note with TGI whereby POPstar-BVI agreed to lend TGI the sum of $1,000,000. The said note provided interest terms of eight (8%) percent per annum, compounded annually. The principal and interest are due on demand by us. Mr. John McDermott and Mr. Thompson Chu, officers of our company, are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Yong Kiat Rickie Tang are directors of TGI. The agreement provides that we can offset any amounts owing to TGI against a note receivable (for further details, refer to February 2, 2000 - Set-off Agreement below).

     On July 20, 1999, we acquired all of the outstanding common and preferred stock of POPstar-BVI in a business combination described as a "recapitalization." For accounting purposes, the acquisition has been treated as the acquisition of us by POPstar-BVI. Such shares include the shares owned by our officers and directors.

     On January 1, 2000, our subsidiary, POPstar Communications Canada Corp, entered into a month-to-month lease arrangement for the lease of approximately 4,800 square feet of administrative space located at 107 East 3rd Avenue, Vancouver, British Columbia, Canada to serve as our temporary headquarters at a rental rate of $4,000 per month. This arrangement was revised on April 1, 2000 into a one-year lease for approximately 5,130 square feet of administrative and office space at the same location at a rental rate of $4,489 in Canadian dollars ("CDN$") per month which was prorated to January 1, 2000. The leased premises are owned by Tradeglobe Consulting Ltd. Mr. McDermott and Mr. Chu, officers and directors of our company, are also officers and directors of Tradeglobe Consulting Ltd. During fiscal 2000, we incurred rental and other fees pursuant to this arrangement of CDN$83,730 (approximately $55,820).

     On January 1, 2000, POPstar-Asia Pacific entered into an oral month-to-month lease for approximately 1,830 square feet of executive office space at Room 405A, 11 Fu Cheng Men Wai Street, Xi Cheng District, Beijing to serve as its representative office in Beijing, at a rental rate of $2,200 per month. This arrangement was formalized on July 1, 2000 with a term for 12 calendar months commencing July 1, 2000 at a monthly rate of $2,200 (exclusive of rates, management, heating and air-conditioning fees). The owner of the office space is Mr. Thompson Chu, the Chairman of the Board. During fiscal 2000, we incurred rental and other fees pursuant to this arrangement of approximately $26,400 (rent) and $6,869 (other fees including management and heating expense).

     On January 12, 1999, as amended by a supplemental agreement dated March 29, 1999 and an Investor Exchange Agreement dated July 13, 1999, we, through our wholly owned subsidiary, POPstar-BVI, contracted to sell, and Kemayan E.C.
Hybrid Ltd. (a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of our company) contracted to purchase, 250,000 shares of our "restricted" Common Stock on or before March 31, 2000 at $0.833333 per share for gross proceeds anticipated to be in the amount of $208,333. On February 2, 2000, we entered into a Share Subscription Agreement with netalone.com (BVI) Limited for the subscription by netalone.com (BVI) Limited of 1,500,000 shares of our restricted common stock at $2.00 per share for gross proceeds of $3,000,000. As further consideration for the Share Subscription Agreement, we granted netalone.com (BVI) Limited an option to purchase an additional 1,500,000 shares of restricted common stock at an exercise price of $2.00 per share at any time prior to the date which is 3 months subsequent the date on which our common stock are relisted and/or quoted on the OTCBB. The Share Subscription Agreement was subsequently assigned from netalone.com (BVI) Limited to Rich Income International Limited (which later changed its name to innovestor.com Limited) pursuant to an Assignment Agreement dated February 9, 2000. Dr. William Wing Yan Lo, who joined the Board of Directors on February 15, 2000 and resigned as a director in April 2001, was the Chairman and Chief Executive Officer of netalone.com Limited, the parent company of netalone.com
(BVI) Limited and innovestor.com Limited. Mr. Tung Keung Hon, a nominee for director, currently controls netalone.com Limited, netalone.com (BVI) Limited and innovestor.com Limited.

     On February 2, 2000, our wholly owned subsidiary, POPstar-BVI, entered into a Set Off Agreement with TGI pursuant to which POPstar-BVI may set off amounts owing to TGI pursuant to provisions of the Licensing Agreement dated January 11, 1999 against any amounts owing by TGI to POPstar-BVI pursuant to provisions of the promissory note owed by TGI to POPstar-BVI dated March 30, 1999. During fiscal 2000, we recorded expenditures of $600,000 (of which $550,000 was offset) in license fees to TGI, being the annual minimum for the twelve-month period ended December 31, 2000. Mr. McDermott and Mr. Chu, officers of our company, are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Tang are directors of TGI.

     On February 2, 2000, we entered into a Nominee Directors Agreement with Kemayan E.C. Hybrid Ltd., netalone.com (BVI) Limited, trustee of the Thompson Chu Family Trust and trustee of the John McDermott Family Trust giving them certain entitlements regarding the appointment of their respective nominees to serve as our directors. Kemayan E.C. Hybrid Ltd. is a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of our company. Dr. William Lo, a director of the Company until April 2001, was formerly the Chairman and Chief Executive Officer of an indirect parent company of netalone.com (BVI) Limited. Mr. Tung Keung Hon, a nominee for director, currently controls netalone.com
(BVI) Limited. Mr. Thompson Chu, a director of our company, is a beneficiary of the Thompson Chu Family Trust. Mr. John McDermott, a director of our company, is a beneficiary of the John McDermott Family Trust. Each of the nominees for director named in this proxy statement has been nominated, pursuant to this agreement, by the shareholder related to such nominee.

     On February 2, 2000, we and POPstar-BVI entered into a Termination Agreement with Kemayan E.C. Hybrid Ltd., Sunfield Industries Limited, Uprising Overseas Limited, Golden Harvest Overseas Limited, trustee of the Thompson Chu Family Trust and trustee of the John McDermott Family Trust pursuant to which certain rights entitled to by Kemayan E.C. Hybrid Ltd., Sunfield Industries Limited, Uprising Overseas Limited and Golden Harvest Overseas Limited were terminated. As preferred shareholders of POPstar-BVI, these shareholders were extended certain rights under the Preferred Share Purchase Agreements including shares ranking pari passu on matters relating to the payment of dividends and the right to vote at all meetings of the members of POPstar-BVI, but not including on the winding up of POPstar-BVI. There was no cash consideration paid to any individual that was a party to the Termination Agreement. Following the Termination Agreement, and assented to by the Board and the major shareholders, was the appointment of two nominee directors, one represented by Kemayan E.C. Hybrid Ltd. and the other represented by netalone.com Limited, if each holder owns or has the right to acquire 5% of our issued and outstanding stock. Kemayan E.C. Hybrid Ltd. is a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of our company. Mr. Thompson Chu, a director of our company, is a beneficiary of the Thompson Chu Family Trust. Mr. John McDermott, a director of our company, is a beneficiary of the John McDermott Family Trust. netalone.com Limited was formerly beneficially owned by Dr. William Wing Yan Lo, a director of the Company until April 2001. netalone.com Limited is currently beneficially owned by Mr. Tung Keung Hon, a nominee for director.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of POPstar propose that the stockholders ratify the appointment of KPMG as POPstar's independent auditors for 2001. KPMG has been POPstar's independent auditors since 1999. The report of KPMG with respect to POPstar's financial statements appears in POPstar's annual report for the fiscal year ended December 31, 2000. In the event the shareholders fail to ratify the appointment, POPstar's Board will consider it a directive to consider other auditors for the subsequent year.

     The Board unanimously recommends a vote FOR the ratification of the appointment of the Independent Auditors.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG to audit the financial statements of POPstar for the fiscal year ending December 31, 2000. A representative of KPMG is expected to be at the annual meeting at which they will have an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions.

     Prior to the acquisition of POPstar Global Communications Inc. by the Company on July 20, 1999, the Company engaged Barry L. Friedman, P.C., Certified Public Accountants ("Friedman"), to audit the Company's financial statements for the fiscal years ended December 31, 1998 and 1997. Subsequent to the acquisition of POPstar Global Communications Inc. by the Company on July 20, 1999, the Company's newly appointed Board of Directors elected to dismiss Friedman and retained KPMG as the Company's principal accountant to audit the Company's financial statements with effect from August 1, 1999.

     The principal accountant's report on the financial statements of the Company for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit type or accounting principles. There have been no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial disclosure, or audit scope or procedure.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of eligible shareholders of the Company that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting") and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Secretary of the Company, at the Company's principal executive officers, no later than 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

     To qualify as an "eligible" shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of the Company's outstanding common stock, or shares having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

     Securities and Exchange Commission rules establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2002 Annual Meeting is 45 calendar days prior to the anniversary for the mailing date of this proxy statement. If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2002 Annual Meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matters for action at the annual meeting other than the matters specifically referred to in this proxy statement. If other matters properly come before the annual meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     Copies of the POPstar Form 10-KSB for the fiscal year ended December 31, 2000 are being mailed to shareholders, together with this proxy statement, form of proxy and notice of annual meeting of shareholders. Additional copies may be obtained from the Secretary of POPstar, 107 East 3rd Avenue, Vancouver, BC, CANADA V5T 1C7.

POPSTAR'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER
31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED AS THE 2000 ANNUAL REPORT TO SHAREHOLDERS.

    BY ORDER OF THE BOARD OF DIRECTORS,

                                      By /s/ Don Lau

                                      Don Lau
                                      TREASURER AND SECRETARY

Vancouver, BC
May 30, 2001

PROXY
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                          POPSTAR COMMUNICATIONS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMPSON CHU and JOHN MCDERMOTT, and each or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of POPSTAR COMMUNICATIONS, INC. held of record by the undersigned on April 30, 2001, at the 2001 Annual Meeting of Shareholders to be held on June 18, 2001, or any adjournment thereof.


This Proxy Card continues and MUST be signed on the reserve side.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The following proposals are being made by the corporation. Please mark your votes as indicated in /X/ this example.

PROPOSAL 1:        ELECTION OF DIRECTORS.

                   [  ] FOR ALL NOMINEES      [  ] WITHHOLD AUTHORITY TO VOTE

                   [  ] THOMPSON CHU

                   [  ] JOHN MCDERMOTT

                   [  ] TUNG KEUNG HON

                   [  ] YONG KIAT RICKIE TANG


(INSTRUCTIONS: To withhold authority to vote for any individual strike a line through the nominee's name above).


PROPOSAL 2:  Confirmation  of the  appointment  of KPMG LLP as auditors for the corporation for the year ending December 31, 2001.


     [  ] FOR        [  ] AGAINST        [  ] ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. PROXY CARDS PROPERLY EXECUTED AND RETURNED WITHOUT DIRECTION WILL BE VOTED FOR THE PROPOSALS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 .................................
 .                               .
 . Affix Shareholder label here. .
 .                               .
 .................................



Signature(s):__________________________________________________________________

Date________________________

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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